SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 19, 2001
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                                NORTH BAY BANCORP
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             (Exact name of registrant as specified in its charter)


              California                  0-31080                 68-0434802
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(State or other jurisdiction of         (Commission             (IRS Employer
         incorporation)                 File Number)         Identification No.)


1500 Soscol Avenue, Napa, California                               94559-3045
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   (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code   (707) 257-8585
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                                       N/A
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          (Former name or former address, if changed since last report)
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Item 5. Other Events and Regulation FD Disclosure.

         Quarterly News Letter to Shareholders. On September 19, 2001 North Bay Bancorp released the Fall 2001 edition of The North Bay Voice, a quarterly news letter provided to North Bay Bancorp's shareholders. The news letter contains information about North Bay Bancorp, its subsidiaries, and the market for North Bay Bancorp's common stock. A copy of the news letter is attached to this Current Report as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

         (b)      Exhibits

                  99.1     Fall 2001 edition of The North Bay Voice.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 19, 2001                             NORTH BAY BANCORP


                                             /s/   Terry L. Robinson
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                                            By: Terry L. Robinson, President and
                                            Chief Executive Officer